EXHIBIT 10.2

PARTIAL COMMUTATION AGREEMENT

This PARTIAL COMMUTATION AGREEMENT, dated as of April 1, 2014 (the “Execution Date”), (this “Agreement”) is made and entered into by and between Allstate Life Insurance Company, an insurance company organized under the laws of the State of Illinois (the “Reinsurer”), and Lincoln Benefit Life Company, an insurance company organized under the laws of the State of Nebraska (the “Company”).

WHEREAS, the Reinsurer owns 100% of the issued and outstanding capital stock of the Company;

WHEREAS, the Reinsurer, Resolution Life Holdings, Inc. (“Buyer”), a corporation organized under the laws of the State of Delaware, and, solely for purposes of Section 5.25 and Article X thereof, Resolution Life L.P., a Bermuda limited partnership and the sole owner of Buyer, have entered into a Stock Purchase Agreement dated as of July 17, 2013, as amended (the “Stock Purchase Agreement”), pursuant to which the Reinsurer proposes to sell, and Buyer proposes to purchase, 100% of the issued and outstanding capital stock of the Company;

WHEREAS, the Stock Purchase Agreement provides, among other things, for the Company and the Reinsurer to enter into this Agreement;

WHEREAS, the Reinsurer provides reinsurance coverage to the Company in accordance with the terms of the following reinsurance agreements: (i) a coinsurance agreement between the parties effective as of December 31, 2001 covering the Company’s general account liabilities for all policies and market value adjustment annuities (the “General Account Reinsurance Agreement”), (ii) a modified coinsurance agreement between the parties effective as of December 31, 2001 covering the Company’s separate account liabilities for variable life insurance policies (the “Variable Life Reinsurance Agreement, and together with the General Account Reinsurance Agreement, the “Subject Reinsurance Agreements”) and (iii) a modified coinsurance agreement between the parties effective as of December 31, 2001 covering the Company’s separate account liabilities for variable annuity insurance policies (the “Variable Annuity Reinsurance Agreement”);

WHEREAS, the Company and the Reinsurer desire to commute the Commuted Business (as defined below) currently ceded or retroceded under the Subject Reinsurance Agreements;

WHEREAS, the Company and the Reinsurer desire a full and final settlement, discharge and release of any and all of each of their respective liabilities, duties and obligations with respect to the Commuted Business except as expressly set forth below;

WHEREAS, the business reinsured pursuant to the Subject Reinsurance Agreements that is not commuted pursuant to this Agreement shall continue to be reinsured following the Effective Time pursuant to the terms of the Subject Reinsurance Agreements, as amended from time to time, until such time as such Subject Reinsurance Agreements are terminated, restated or replaced;  and

WHEREAS, the Variable Annuity Reinsurance Agreement shall remain in full force and effect in accordance with its terms without amendment.

NOW, THEREFORE, the Company and the Reinsurer (each a “Party”, and together, the “Parties”) agree as follows:

Article I.

DEFINITIONS

Section 1.2.  Definitions.  For purposes of this Agreement, the following terms have the respective meanings set forth below:

“Adjusted Commutation Statement” has the meaning set forth in Section 3.3.

“Adjustment Report” has the meaning set forth in Section 3.3.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person, and the term “Affiliated” shall have a correlative meaning.  For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Applicable Law” means any law, statute, ordinance, regulation, order, injunction, judgment, decree, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to any Person or such Person’s businesses, properties, assets or rights, as may be amended from time to time.

“Books and Records” has the meaning given to such term in the Stock Purchase Agreement.

“Business Day” has the meaning given to such term in the Stock Purchase Agreement.

“Buyer” has the meaning set forth in the Recitals.

“Closing” has the meaning given to such term in the Stock Purchase Agreement.

“Closing Date” has the meaning given to such term in the Stock Purchase Agreement.

“Commutation Accounting Principles” means the principles, practices and methodologies set forth in Commutation Annex A.

“Commutation Amount” has the meaning set forth in Section 3.1.

“Commutation Balance Sheet” has the meaning set forth in Section 3.3.

“Commutation Balances” has the meaning set forth in Section 3.2.

“Commutation Closing Date” means the date of the closing of the transactions contemplated by this Agreement, which date shall be on or before the Closing Date.

“Commutation Consideration” has the meaning set forth in Section 3.1.

“Commuted Business” has the meaning set forth in Article II.

“Company” has the meaning set forth in the Preamble.

“Dispute Notice” has the meaning set forth in Section 3.3.

“Effective Time” has the meaning set forth in the Article II.

“Estimated Commutation Amount” has the meaning given to such term in the Stock Purchase Agreement.

“Estimated Commutation Statement” has the meaning given to such term in the Stock Purchase Agreement.

“Estimated Settlement Amount” has the meaning set forth in Section 3.3.

“Execution Date” has the meaning set forth in the Preamble.

“Exclusive Producer” means any Producer that markets, sells or administers business of the type written by the Reinsurer or any of its Affiliates exclusively for or on behalf of the Reinsurer and its Affiliates, notwithstanding whether such Producer also sells products of the type not written by the Reinsurer or any of its Affiliates on behalf of third parties.

“Final Adjustment Statement” has the meaning given to such term in the Stock Purchase Agreement.

“Final Balance Sheet” has the meaning given to such term in the Stock Purchase Agreement.

“Final Commutation Balance Sheet” has the meaning set forth in Section 3.3.

“Final Settlement Amount” has the meaning set forth in Section 3.3.

“Governmental Entity” means any domestic or foreign court, arbitral tribunal, federal, provincial, state or local government or administration, or regulatory or other governmental authority, commission or agency (including any industry or other self-regulating body).

“Illinois SAP” shall mean statutory accounting procedures and practices prescribed or permitted by the Director of Insurance of the State of Illinois.

“Independent Producer” means any Producer that is not an Exclusive Producer.

“Independent Accounting Firm” has the meaning set forth in Section 3.3.

“Net Commutation Balances Amount” has the meaning set forth in Section 3.2.

“Net Statutory General Account Reserves” shall mean the general account reserves of the Reinsurer in respect of the Commuted Business as would be reflected in lines 1 through 4 inclusive in the “Liabilities, Surplus and Other Funds” section of the NAIC statement blank used to prepare the Reinsurer’s statutory balance sheet as of December 31, 2012 (or if the line numbers are changed pursuant to relevant guidance from the NAIC, the successor to such line numbers) prepared in accordance with Illinois SAP.  For the avoidance of doubt, Net Statutory General Account Reserves are net of reserve credit taken under Third Party Reinsurance.  Such reserves shall expressly exclude any additional or voluntary actuarial reserves, if any, established by the Reinsurer under Illinois Administrative Code Section 1410.

“Parties” has the meaning set forth in the Preamble.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization, Governmental Entity or other entity.

“Producer” means any producer, broker, agent, general agent, managing general agent, master broker agency, broker general agency, financial specialist or other Person responsible for marketing or producing insurance policies, annuity contracts, protection and retirement products on behalf of the Company.

“Reinsurer” has the meaning set forth in the Preamble.

“Representative” has the meaning given to such term in the Stock Purchase Agreement.

“Resolution Period” has the meaning set forth in Section 3.3.

“Review Period” has the meaning set forth in Section 3.3.

“Seller” means the Reinsurer in its capacity as Seller under the Stock Purchase Agreement.

“Specified Life Business” means, collectively, (i) the term life insurance policies written by the Company prior to the Execution Date that have been reinsured to the Reinsurer and retroceded by the Reinsurer to ALIC Reinsurance Company, (ii) the term life insurance policies of the type identified on Schedule 1 that were written by the Company and are reinsured by third party reinsurers and (iii) the life insurance policies (x) written by the Company through Producers that, at the time of sale of such policies, marketed, sold or administered on a non-exclusive basis business of the type written by Reinsurer or its Affiliates and (y) coded by the Company in its books and records with a distribution channel code of 601.

“Subject Reinsurance Agreements” has the meaning set forth in the Recitals.

“Statutory Book Value” means the amount carried in respect of such asset by the Reinsurer as an admitted asset determined in accordance with Illinois SAP, but disregarding any permitted practices applicable to the Reinsurer, other than those of general applicability to life insurer in the State of Illinois.  The Statutory Book Value of the assets to be transferred as part of the Commutation Consideration shall be determined as provided in the Commutation Accounting Principles.

“Stock Purchase Agreement” has the meaning set forth in the Recitals.

“Third Party Reinsurance” means all third-party reinsurance of the Company with respect to the Commuted Business in effect as of the Effective Time.

“Variable Annuity Reinsurance Agreement” has the meaning set forth in the Recitals.

Article II.

COMMUTATION

Effective as of 12:01 a.m. Central time on April 1, 2014 (the “Effective Time”), the Parties hereby commute one hundred percent (100%) of all liabilities ceded or retroceded to the Reinsurer under the Subject Reinsurance Agreements arising under (i) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company, (ii) all of the life insurance business written by the Company through Independent Producers, other than the Specified Life Business, and (iii) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company, in each case as more particularly identified in Schedule 2 ((i), (ii), and (iii)  collectively, the “Commuted Business”).  For the avoidance of doubt, this Agreement does not apply to the Variable Annuity Reinsurance Agreement.

Article III.

COMMUTATION CONSIDERATION

Section 3.1.  Commutation Consideration. Notwithstanding anything contained in the Subject Reinsurance Agreements to the contrary, as consideration for the Parties’ commutation of the Commuted Business, the Reinsurer shall transfer to the Company the policy loans included in the Commuted Business and outstanding as of the Effective Time and assets determined in accordance with Schedule 3 (the “Commutation Consideration”) with an aggregate Statutory Book Value, including investment income due, accrued and unearned, as of the Effective Time equal to the sum of (i) the Net Statutory General Account Reserves as of the Effective Time attributable to the Commuted Business minus (if positive) or plus (if negative) the absolute value of (ii) the amount of the final settlement in respect of the Commuted Business determined in accordance with Article V of the General Account Reinsurance Agreement and Article IV of the Variable Life Reinsurance Agreement for the period ending on March 31, 2014 (the “Commutation Amount”).  The Commutation Amount shall be determined, and the Commutation Consideration shall be paid and adjusted, in accordance with Section 3.3.

Section 3.2.  Interest Maintenance Reserve; Other Commutation Balances.

(a)  As of the Effective Time, the Reinsurer shall transfer to the Company all liability for the interest maintenance reserve that is attributable to the Commuted Business at the point in time immediately prior to the consummation of the transactions contemplated by this Agreement, as well as any liability for the interest maintenance reserve that is attributable to the Commuted Business that is created following the Effective Time, in each case determined in accordance with the Commutation Accounting Principles.  The interest maintenance reserve liability that is so attributable to the Commuted Business as of the Effective Time shall be determined pursuant to Section 3.3 and shall be reflected in the Final Commutation Balance Sheet.

(b)  In addition to the Commutation Amount, all account balances (both assets and liabilities) related to the Commuted Business and ceded by the Company to the Reinsurer under the Subject Reinsurance Agreements (other than (i) those that are reflected in Net Statutory General Account Reserves and (ii) the liability for interest maintenance reserve related to the Commuted Business) will be transferred from the Reinsurer to the Company (the “Commutation Balances”) as of the Effective Time.  The Commutation Balances shall be determined in accordance with the Commutation Accounting Principles and shall be paid in accordance with Section 3.3. Such Commutation Balances shall include, but are not limited to, uncollected premiums and agents’ balances, deferred premiums, policyholder dividends, premiums received in advance, commissions due and accrued, commissions and expense allowances on reinsurance assumed, general expenses due or accrued, transfers to separate accounts, taxes, licenses and fees due and accrued, amounts withheld or retained, remittances and items not allocated, liability for benefits for employees and agents, abandoned property, guaranty funds receivable or on deposit, guaranty funds payable, premium tax receivable, and accounts receivable and payable related to long-term care third party administration agreements, in each case to the extent attributable to the Commuted Business.  The Commutation Balances shall also include amounts in respect of the Commuted Business that are paid to or received by the Reinsurer on behalf of the Company after the Effective Time but prior to the Commutation Closing Date.  Upon transfer of these Commutation Balances, a net reinsurance recoverable or a reinsurance payable will be recorded by the Company in respect of the Commutation Balances (the “Net Commutation Balances Amount”).  The Net Commutation Balances Amount shall be determined, settled and adjusted by the Reinsurer or the Company, as applicable, pursuant to Section 3.3.

Section 3.3.  Pre-Closing and Post-Closing Payments.

(a)  On the Commutation Closing Date but in any case prior to the Closing, the Reinsurer shall transfer to the Company all policy loans, investment assets, cash and other assets selected in accordance with Schedule 3 and included in the Commutation Consideration having an aggregate Statutory Book Value, including investment income due, accrued and unearned, as of the Effective Time equal to the sum of the Estimated Commutation Amount and the estimated Net Commutation Balances Amount (the “Estimated Settlement Amount”) set forth in the Estimated Commutation Statement prepared by the Reinsurer and previously delivered to the Company and Buyer pursuant to the terms of Section 2.4 of the Stock Purchase Agreement.  In order to effectuate the transfer of such investment assets, cash or other assets, the Reinsurer and the Company shall execute an omnibus assignment agreement substantially in the form attached as Commutation Annex B.

(b)  The sum of the final Commutation Amount and the final Net Commutation Balances Amount (the “Final Settlement Amount”) shall be determined as set forth in subsections (c) and (d) of this Section 3.3.  If the Final Settlement Amount is greater than the Estimated Settlement Amount, then the Reinsurer shall transfer to the Company within five Business Days after the final determination thereof additional investment assets, cash and other assets selected in accordance with Schedule 3 and included in the Commutation Consideration having an aggregate Statutory Book Value as of the Effective Time equal to the amount by which the Final Settlement Amount exceeds the Estimated Settlement Amount.  If the Estimated Settlement Amount is greater than the Final Settlement Amount, then the Company shall transfer to the Reinsurer within five Business Days after the final determination thereof cash and/or investment assets transferred by the Reinsurer to the Company on the Commutation Closing Date mutually agreed by the Parties that have an aggregate Statutory Book Value as of the Effective Time equal to the amount by which the Estimated Settlement Amount exceeds the Final Settlement Amount.

(c)  No later than 90 days after the Closing Date, the Company shall deliver to the Reinsurer: (i) a statement (the “Adjusted Commutation Statement”) setting forth a proposed commutation balance sheet as of the Effective Time prepared in good faith from the Books and Records in accordance with the Commutation Accounting Principles, consistently applied (a “Commutation Balance Sheet”) and showing the Company’s calculations of (A) the Commutation Amount, including the amount of the Net Statutory General Account Reserves as of the Effective Time and (B) the Commutation Balances, and (ii) reasonable supporting documentation with respect to the calculations of the amounts set forth in the Adjusted Commutation Statement.  In addition, the Adjusted Commutation Statement shall be prepared in a manner consistent with the preparation of the Final Adjustment Statement delivered to the Reinsurer by Buyer pursuant to Section 2.5 of the Stock Purchase Agreement.  The Reinsurer shall, during such period of no longer than 90 days after the Closing Date, provide the Company and its Representatives with reasonable access to the employees of the Reinsurer to the extent such employees have knowledge about the Commuted Business and to all documentation, records and other information of the Company (to the extent in the possession of the Reinsurer) or the Reinsurer, as the Company or any of its Representatives may reasonably request and that are necessary to facilitate the preparation of the Adjusted Commutation Statement; provided, that such access does not unreasonably interfere with the conduct of the business of the Reinsurer and that such access and cooperation shall not, in the event of any dispute arising out of this Agreement, serve to prejudice the Reinsurer or any of its Affiliates.

(d)  (i)  The Reinsurer shall have 45 days from the date on which the Adjusted Commutation Statement is delivered to it to review the Adjusted Commutation Statement and the calculations of (A) the Commutation Amount, including the amount of the Net Statutory General Account Reserves as of the Effective Time and (B) the Commutation Balances (the “Review Period”).  In furtherance of such review, the Company shall (and shall cause Buyer to) provide the Reinsurer and its Representatives with reasonable access during such 45 day period to the employees of Buyer and the Company (including to the Chief Financial Officer of Buyer) and to all documentation, records and other information of Buyer and the Company as the Reinsurer or any of its Representatives may reasonably request; provided, that such access does not unreasonably interfere with the conduct of the business of Buyer or the Company and that such access and cooperation shall not, in the event of any dispute arising out of this Agreement, serve to prejudice the Buyer, the Company or any of its Affiliates.

(ii)                              If the Reinsurer disagrees with the Adjusted Commutation Statement (including any amount or computation set forth therein) in any respect and on any basis, the Reinsurer may, on or prior to the last day of the Review Period, deliver a notice to the Company setting forth, in reasonable detail, each disputed item or amount and the basis for the Reinsurer’s disagreement therewith (the “Dispute Notice”).  The Dispute Notice shall set forth, with respect to each disputed item, the Reinsurer’s position as to the correct amount or computation that should have been included in the Adjusted Commutation Statement and as to any calculations contained therein.  Such Dispute Notice shall be included together with any Dispute Notice (as such term is defined in the Stock Purchase Agreement) delivered by Reinsurer, as Seller, to the Buyer under Section 2.5(c)(ii) of the Stock Purchase Agreement.

(iii)                          If no Dispute Notice is received by the Company with respect to any item in the Adjusted Commutation Statement on or prior to the last day of the Review Period, the amount or computation with respect to such item as set forth in the Adjusted Commutation Statement shall be deemed accepted by the Reinsurer, whereupon the amount or computation of such item or items shall be final and binding on the Parties subject to paragraph (ix) below.

(iv)                          For a period of 10 Business Days beginning on the date that the Company receives a Dispute Notice (the “Resolution Period”), if any, the Company and the Reinsurer shall endeavor in good faith to resolve by mutual agreement all matters identified in the Dispute Notice.  In the event that the Parties are unable to resolve by mutual agreement any matter in the Dispute Notice within such 10 Business Day period, the Company and the Reinsurer shall jointly engage PricewaterhouseCoopers LLP (the “Independent Accounting Firm”) to make a determination with respect to all matters in dispute.  If PricewaterhouseCoopers LLP is unwilling or unable to serve, the Reinsurer and the Company shall cooperate in good faith to appoint, within 30 days after the Reinsurer and the Company receive notice from PricewaterhouseCoopers LLP of its refusal or inability to act as the Independent Accounting Firm, an independent certified public accounting firm of national recognition mutually acceptable to the Company and the Reinsurer, in which event such firm shall be the “Independent Accounting Firm.”  If the Reinsurer, as the Seller, and the Buyer have an unresolved dispute in respect of any Dispute Notice (as such term is defined in the Stock Purchase Agreement) delivered by Reinsurer, as Seller, to the Buyer under Section 2.5(c)(ii) of the Stock Purchase Agreement, then the accounting firm appointed by the Reinsurer, as Seller, and the Buyer under the Stock Purchase Agreement, shall be appointed by the Reinsurer and the Company hereunder as the “Independent Accounting Firm.”  Such Independent Accounting Firm shall review any unresolved disputes submitted hereunder and under the Stock Purchase Agreement together and each of the Parties shall direct the

Independent Accounting Firm to render a determination hereunder at the same time as it delivers any determination under the Stock Purchase Agreement.

(v)                              The Reinsurer and the Company shall direct the Independent Accounting Firm to render a determination within 30 days after its retention (along with its determination of any dispute submitted to the Independent Accounting Firm under the Stock Purchase Agreement), and the Company, the Reinsurer and their respective employees and agents will cooperate with the Independent Accounting Firm during its engagement.  The Company, on the one hand, and the Reinsurer, on the other hand, shall promptly (and in any event within 10 Business Days) after the Independent Accounting Firm’s engagement, each submit to the Independent Accounting Firm their respective computations of the disputed items identified in the Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such materials to the other Party.  Each Party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission to respond to any arguments or positions taken by the other Party in such other Party’s initial submission, which supplemental information shall be submitted to the Independent Accounting Firm (with a copy thereof to the other Party) within five Business Days after the first date on which both Parties have submitted their respective initial submissions to the Independent Accounting Firm.  The Independent Accounting Firm shall thereafter be permitted to request additional or clarifying information from the Parties, and each of the Parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Accounting Firm.  The Independent Accounting Firm shall determine, based solely on the materials so presented by the Parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Dispute Notice and shall render a written report to the Company and the Reinsurer (the “Adjustment Report”) in which the Independent Accounting Firm shall, after considering all matters set forth in the Dispute Notice, determine what adjustments, if any, should be made to the amounts and computations set forth in the Adjusted Commutation Statement solely as to the disputed items and shall determine the appropriate Commutation Amount and Commutation Balances on that basis.

(vi)                          The Adjustment Report shall set forth, in reasonable detail, the Independent Accounting Firm’s determination with respect to each of the disputed items or amounts specified in the Dispute Notice, and the revisions, if any, to be made to the Adjusted Commutation Statement, together with supporting calculations.  In resolving any disputed item, the Independent Accounting Firm (i) shall be bound to the principles of this

Article III and the terms of this Agreement, (ii) shall limit its review to matters specifically set forth in the Dispute Notice and (iii) shall not assign a value to any item higher than the highest value for such item claimed by either Party or less than the lowest value for such item claimed by either Party.

(vii)                      All fees and expenses relating to the work of the Independent Accounting Firm shall be shared equally by the Company and the Reinsurer.  Subject to paragraph (ix) below, the Adjustment Report shall be final and binding upon the Company and the Reinsurer, and shall be deemed a final arbitration award that is binding on each of the Company and the Reinsurer, and, absent fraud, no party shall seek further recourse to courts, other tribunals or otherwise, other than to enforce the Adjustment Report.

(viii)                  The final form of the Commutation Balance Sheet as of the Effective Time as finally determined pursuant to this Article III is referred to herein as the “Final Commutation Balance Sheet”.  Notwithstanding anything to the contrary contained in this Agreement but subject to paragraph (ix) below, the provisions of this Article III represent the sole and exclusive method for determining the Final Commutation Balance Sheet, including the Commutation Amount and the Commutation Balances derived therefrom.

(ix)                          Notwithstanding anything contained in this Agreement to the contrary, any items set forth in any Dispute Notice delivered pursuant to this Article III shall be resolved by the Parties or by the Independent Accounting Firm consistent with (and in conjunction with) the determination of the Final Balance Sheet pursuant to Section 2.5 of the Stock Purchase Agreement.  In addition, if any adjustments to the Final Balance Sheet require corresponding adjustments to the Final Commutation Balance Sheet, final Commutation Amount or final Commutation Balances, such adjustments shall be made, and the Parties shall make any corresponding payments, whether or not a Dispute Notice was delivered pursuant to this Article III.

Section 3.4.  Company Release of the Reinsurer with respect to the Commuted Business. In consideration of the receipt of the payments described in Section 3.1, the transfer of the Commutation Balances described in Section 3.2(b) and the release provided in Section 3.5, as of the Effective Time, the Company hereby forever releases and discharges the Reinsurer, and its predecessors, successors, affiliates, agents, officers, directors, employees and shareholders, from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys’ fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, all whether known or unknown, vested or contingent, that the Company now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, against the Reinsurer, arising from, based upon, or in any way related to the Commuted Business, it being the intention of the Parties that this release operate as a full and final settlement of the Reinsurer’s current and future liabilities to the Company under and in connection with the Commuted Business, provided, however, that this release does not discharge obligations of the Reinsurer (i) that have been undertaken or imposed by the terms of this Agreement or any other agreement between the Parties other than the Subject Reinsurance Agreements or (ii) that have been undertaken or imposed by the terms of any other Transaction Agreements (as such term is defined in the Stock Purchase Agreement).

Section 3.5.  Reinsurer Release of the Company with respect to the Commuted Business. In consideration of the commutation set forth in Article II, the transfer of the Commutation Balances described in Section 3.2(b) and the release provided in Section 3.4, as of the Effective Time, the Reinsurer hereby forever releases and discharges the Company, and its predecessors, successors, affiliates, agents, officers, directors, employees and shareholders, from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys’ fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, all whether known or unknown, vested or contingent, that the Reinsurer now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, against the Company, arising from, based upon, or in any way related to the Commuted Business, it being the intention of the Parties that this release operate as a full and final settlement of the Company’s current and future liabilities to the Reinsurer under and in connection with the Commuted Business, provided, however, that this release does not discharge obligations of the Company (i) that have been undertaken or imposed by the terms of this Agreement or any other agreement between the Parties other than the Subject Reinsurance Agreements or (ii) that have been undertaken or imposed by the terms of any other Transaction Agreements (as such term is defined in the Stock Purchase Agreement).

Article IV.
MISCELLANEOUS

Section 4.1.  Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a)	if to Company:

Lincoln Benefit Life Company
3075 Sanders Road
Northbrook, Illinois 60062
Attention: Treasurer

(b)	if to the Reinsurer:

Allstate Life Insurance Company
3100 Sanders Road
Northbrook, Illinois 60062
Attention: Jess Merten
Email: Jess.Merten@allstate.com

with copy to:

Allstate Life Insurance Company
2775 Sanders Road
Northbrook, Illinois 60062
Attention: Beth Lapham
Email: blapham@allstate.com

Notice given by personal delivery or overnight courier shall be effective upon actual receipt.

Section 4.2.  Entire Agreement; Third Party Beneficiaries.  This Agreement (including any annexes and schedules hereto) constitutes the entire agreement, and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement.  Unless the Stock Purchase Agreement is terminated, the Buyer shall be a third party beneficiary under this Agreement.  Except as provided in the immediately preceding sentence, this Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies.

Section 4.3.  Governing Law.  This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 4.4.  Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise (other than following the Execution Date by operation of law in a merger or scheme of arrangement), by either Party without the prior written consent of the other Party, and any such assignment that is not consented to shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 4.5.  Jurisdiction; Enforcement.

(a)                               Each of the Parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the United States or any state court, which in either case is located in the City and County of New York (each, a “New York Court”) for purposes of enforcing this Agreement or determining any claim arising from or related to the transactions contemplated by this Agreement.  In any such action, suit or other proceeding, each of the Parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such New York

Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper; provided, that nothing set forth in this sentence shall prohibit any of the Parties hereto from removing any matter from one New York Court to another New York Court.  Each of the Parties hereto also agrees that any final and unappealable judgment against a Party hereto in connection with any action, suit or other proceeding will be conclusive and binding on such Party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States.  A certified or exemplified copy of such award or judgment will be conclusive evidence of the fact and amount of such award or judgment. Any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered or sent in accordance with Section 4.1, constitute good, proper and sufficient service thereof.

(b)                              The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, without the necessity of posting bond or other undertaking, the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition (subject to the terms of this Agreement) to any other remedy to which such Party is entitled at law or in equity.  In the event that any Action is brought in equity to enforce the provisions of this Agreement, no Party hereto shall allege, and each Party hereto hereby waives any defense or counterclaim, that there is an adequate remedy at law.

(c)                               EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.5(c).

Section 4.6.  Severability.

(a)                               Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(b)                              This Agreement may be amended or a provision hereof waived only by a written instrument signed by each of the Company and the Reinsurer.

(c)                               No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

Section 4.7.  No Offset.  No Party to this Agreement may offset any amount due to the other Party hereto or any of such other Party’s affiliates against any amount owed or alleged to be owed from such other Party or its affiliates under this Agreement or any other agreement without the written consent of such other Party.

Section 4.8.  Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party.  Each Party may deliver its signed counterpart of this Agreement to the other Party by means of electronic mail or any other electronic medium utilizing image scan technology, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Reinsurer and the Company have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jesse E. Merten
Name:	Jesse E. Merten
Title:	Senior Vice President and Chief Financial
Officer

By:	/s/ Steven C. Verney
Name:	Steven C. Verney
Title:	Executive Vice President and Chief Risk
Officer, Allstate Insurance Company

LINCOLN BENEFIT LIFE COMPANY

By:	/s/ Jesse E. Merten
Name:	Jesse E. Merten
Title:	President, Chief Operating Officer and
Chief Financial Officer

By:	/s/ Steven C. Verney
Name:	Steven C. Verney
Title:	Executive Vice President and Chief Risk
Officer, Allstate Insurance Company

SCHEDULE 1

Certain Specified Life Business – Term Policies

The Company’s Guaranteed Term and 10 year level Best Term business sold from 2000 through 2009 as well as the Company’s 2006 era TrueTerm product sold in 2006 through 2009, with a limited number of policies having issue dates in 2010.

SCHEDULE 2

Commuted Business

“Commuted Business” includes policies with the following coding in the general ledger for company code

034. A code key is provided in the Commutation Accounting Principles.

	--------SAP Profit Center--------
Statutory Balance Sheet Line	Channel	Market Center	Product Group
Page 3, Line 1	611	1E	31
	611	1E	32
	699	1E	32
	611	1E	33
	611	1E	34
	699	1E	34
	601	1A	50
	611	1E	50
	601	1A	51
	601	1R	51
	611	1E	51
	611	1R	51
	601	1A	53
	611	1E	53
	611	1E	63
	699	1E	63
	601	1A	69
	611	1E	69
	611	1E	3A
	611	1E	3C
	611	1E	3D
Page 3, Line 2	601	1A	42
	611	1E	42
Page 3, Line 3	611	1E	32
	699	1E	32
	611	1E	63
Page 3, Line 4.1	611	1E	31
	611	1E	32
	611	1E	33
	611	1E	3A
	611	1E	3C
	611	1E	3D
	611	1E	63
Page 3, Line 4.2	611	1E	42

Page 3, Line 27	601	1A	52
	601	1A	58

--------SAP Profit Center--------

Statutory Balance Sheet Line	Channel	Market Center	Product Group
	601	1A	59
	611	1E	52
	611	1E	58
	611	1E	59

Commuted Business excludes certain Specified Life Business return of premium riders coded to product group 63.

SCHEDULE 3

Commutation Consideration

The Commutation Consideration (as adjusted pursuant to Section 3.3) shall be (i) the investment assets set forth on attached electronic Excel file titled “Commutation Exhibit-LBL Assets 2013 12 31.xlsx”, with such additions or subtractions as agreed by the Parties to reflect the sale or maturity of such assets, plus (ii) cash in an amount equal to the excess of the Commutation Amount over the Statutory Book Value of such assets; provided that if the Statutory Book Value of such assets exceeds the Commutation Amount, assets as agreed by the Parties shall be subtracted as appropriate.

COMMUTATION ANNEX A

Commutation Accounting Principles

This Commutation Annex A sets forth the Commutation Accounting Principles referenced in the Agreement.  Capitalized terms used and not otherwise defined in this Commutation Annex A have the respective meanings given in the Agreement.

The Commutation Balance Sheet includes the financial statement impacts related to the Commuted Business resulting from the execution of the Agreement. The Commuted Business is identified as set forth in Exhibit 1, Business Identification.  The Commutation Balances are determined using the general ledger coding key as set forth in Exhibit 1.a.  The general ledger accounts are summarized and reported in the Commutation Balance Sheet as set forth in Exhibit 1.b.

The Commutation Balance Sheet is prepared using Statutory Accounting Principles (“SAP”) defined as statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (except where noted otherwise) applied in a manner consistent with its application in the preparation of the Reference Balance Sheet (as such term is defined in the Stock Purchase Agreement).  The Commutation Classification Method, Assumptions Utilized and Additional Notes used in the preparation of the Commutation Balance Sheet are set forth in Exhibit 2. The following columns comprise the Commutation Balance Sheet (Column 9):

Column 1 -                        Commutation Consideration equal to Investment Assets and Commuted Business as set forth in Exhibit 2 and as described in Section 3.1 of the Commutation Agreement.

Column 2 -                        Mark to Market Impact

Column 3 -                        Recognition of Historical IMR

Column 4 -                        IMR Transferred to Separate Account

Column 5 -                        Establish AVR

Column 6 -                        Statutory vs. Tax Reserves

Column 7 -                        Establish DTA

Column 8 -                        Transfer of Working Capital

The following columns comprise the LBL Balance Sheet after Commutation (Column 12):

Column 9 -                        Commutation Balance Sheet

Column 10 -                LBL Balance Sheet

Column 11 -                Blank

Column 12 -                LBL Balance Sheet after Commutation

These Accounting Principles comprise the following Exhibits:

Exhibit 1 – Business Identification

Exhibit 1.a – Statutory Reserve General Ledger Coding Key

Exhibit 1.b – Statutory General Ledger Coding

Exhibit 2 - Assumptions

Exhibit 1 - Business Identification

Exhibit 1.a – Coding Key

G/L Accounts	Account Descriptions
M10010100	LONG TERM FEDERAL GOVERNMENT - U.S.
M10010200	LONG TERM FEDERAL GOVERNMENT - CANADA
M10011100	STATES, PROVINCIAL & MUNICIPALS - TAXABLE
M10013100	CORPORATE BONDS
M10013200	CORPORATE BONDS - PRIVATE PLACEMENTS
M10020100	PASS THRU MORTGAGE BACKED SECURITIES
M10020200	COLLATERAL MORTGAGE OBLIGATIONS (CMO’S)
M10080000	SHORT TERM TIME DEPOSIT INVESTMENTS
M10080200	SHORT TERM MONEY MARKETS
M10080400	SHORT TERM TREASURY BILLS
M10150231	CASH-Harris ABO
M10150257	CASH-HARRIS ZBA
M10150375	Cash-Firstier Regular
M10150376	CASH-US BANK-VA DEPOSITORY
M10150407	CASH, USBANK #205700310407 FX DEP SWEEP
M10150574	CASH-WACHOVIA NC - LBL Fixed Systems
M10150575	CASH-WACHOVIA NC - LBL Fixed Manual
M10150576	CASH-WACHOVIA NC - LBL Transcend Fixed
M10150584	CASH-WACHOVIA ANNTY (VA) CDA 11475
M10150585	CASH-WACHOVIA ANNTY (VA) CDA 11476
M10150918	CASH-LBL Gen Disb-Dep 4443330998
M10150919	CASH-LBL Claims Disb 4443330956
M10150921	CASH-LBL PAC Dep Acct 4443331194
M10150922	CASH-LBL Money Mkt 12760740
M10150953	CASH LBL VA Oper UMB 9871645991
M10150954	CASH LBL VA Disb UMB 9871646009
M10150955	CASH LBL VA Disb UMB 5008012121
M10150956	CASH LBL VA Dep UMB 9871645983
M10151028	LBL Depository Fixed Chase 967384546
M10151029	LBL Depository Var Chase 967384553
M10156035	CASH,CITIBANK MMDA/LIQRES
M10156096	INVESTMENT CASH
M10160021	Investment in Partnership - EMA
M10171020	PREMIUM INSTALLMENTS RECEIVABLE - DUE - Life
M10171026	Reinsurance Premium Receivable
M10190020	REINSURANCE RECOVERABLE ON PAID LOSS-Non Ledger
M10191030	REINSURANCE RECEIVABLE/PAYABLE-INTERCOMPANY-ALIC
M10191412	Reinsurance Receivable/Payable-I/C-LBRe
M10200000	POLICY LOANS
M10220100	INCOME RECEIVABLE FIXED INCOME SECURITIES
M10220500	ACCRUED INTEREST FIXED INCOME SECURITIES
M10227500	ACCRUED INTEREST SHORT TERM BONDS
M10229200	POLICY LOAN ACCRUED INTEREST
M10270004	ACCRUED PREMIUM TAX OFFSET - GFA
M10270005	PREMIUM TAX DEDUCTIBLE - GFA
M10300000	Intercompany Receivable
M10300000	INTERCOMPANY RECEIVABLE
M10330101	Separate Accounts-Common Stock
M10340000	A/R, GENERAL
M10340003	Premium Tax Refund
M10340070	A/R, FIXED MANAGEMENT FEES
M10360407	Reinsurance Recoverable - Expense Allowances

G/L Accounts	Account Descriptions
M19990001	CLEARING ACCOUNT, GENERAL
M20010000	Life Insurance Policy Benefit Reserves
M20010010	Reserve for Accident and Health
M20010030	Policy and Contract Claims - Life
M20010040	Policy and Contract Claims - A & H
M20010310	Unearned Premium - A & H
M20060007	Reinsurance Premium Payable
M20090400	Commissions On Reinsurance Assumed
M20090600	AGENT COMMISSION PAYABLE, EMPLOYEE
M20090601	Agent Commission Payable-Escrow Accrual
M20110000	PREMIUM RECEIVED IN ADVANCE
M20110107	Premium Deposit Fund - WOLC
M20160001	Dividend and Coupon Accumulations
M20160100	Dividend Due & Unpaid
M20160210	Dividend - Provision
M20200200	ACCRUED FIT - FEDERAL INCOME
M20210104	Accrued Premium Tax
M20210105	Accrued Premium Taxes
M20210107	Accrued Muni Tax
M20210300	ACCRUED STATE INCOME TAXES
M20210800	ACCRUED TAXES - RETALIATORY
M20320000	ACCRUED EXPENSE, GENERAL
M20320064	ACCRUED EXPENSE, DELOITTE & TOUCHE - AUDIT
M20320902	Unearned Investment Income
M20400407	TEFRA WITHHOLDING - 1099 20%
M20400500	FEDERAL TAX WITHHOLDING
M20400501	FEDERAL TAX WITHHOLDING
M20400502	FEDERAL BACKUP W/H
M20400504	STATE W/H
M20400690	Deferred Compensation-Agents
M20410081	TPA-Lodger Payable
M20490000	ABANDONED PROPERTY-CLEARING
M21000200	CONSUMER’S SALES & USE TAX LIABILITY
M21010000	A/P, TRADE PAYABLE - VENDOR
M21010100	A/P, TRADE PAYABLE - EMPLOYEE
M21020002	ACCRUED GUARANTY FUND ASSESSMENTS
M29990100	LIFE APPLICATION DEPOSITS
M29990152	POLICY BILLING SUSPENSE
M29990154	CASH WITH APPLICATION DEPOSITS
M29990200	POLICY SUSPENSE
M29990252	DISBURSEMENT CLEARING
M29990300	CASH CLEARING
M29990316	CLEARING/SUSPENSE SEPARATE ACCOUNT
M29990356	SAP / NE Cyberlife Intra-System
M29990402	CyberNE Cash W/APP Suspense
M29990403	CyberNe New Business Cash Suspense
M29990430	CyberNE Unapplied Cash Suspense
M29990444	Premium Suspense Credit Card
M29990447	Intersystem Suspense Credit Card
M29990456	CyberNE Misc Disburse Clear
M29990502	Agent Bal Transfer Suspense
M29990503	Surety Reverse Alliance Suspense

G/L Accounts	Account Descriptions
M29990524	CyberNE Misc Suspense Control - Var
M29990528	CyberNE Surrender Clearing - VAR
M29990606	CyberNE Qual Group Premium Susp
M29990608	CyberNE Return Check Suspense
M29990621	CyberNE Premium Refund Suspense
M29990622	CyberNE Daily Cycle Clearing
M29990623	CyberNE Cash W/APP Clearing
M29990624	CyberNE Misc Suspense Control
M29990625	CyberNE Group Premium Suspense
M29990626	CyberNE Term Mature Suspense
M29990627	CyberNE Loan Disburse Clearing
M29990628	CyberNE Surrender Disburse Clearing
M29990629	CyberNE Death Claim Clearing
M29990630	CyberNE Misc Checks Unappld -Terminated Policy
M29990635	CyberNE Policy Reinstatements
M29990888	CyberNE Term Conversion Suspense - Fixed
M29990889	CyberNE Term Conversion Suspense - Var
M29990990	PruVA Mapping Suspense
M29990992	PruVA Disbursement Suspense
M29990993	PruVA Deposit Suspense
M29990998	Pru VA Outbound Returned Items
M29999503	CyberNe New Business Cash Suspense - Var
S10080805	SHORT-TERM BOND-BV CASH EQUIVALENT RECLASS
S10157500	CASH, TIME DEPOSIT STAT RECL FROM ST INV’S
S10157501	CASH, EQUIVALENT RECLASS FROM INVESTED ASSETS
S10160003	LOW INCOME HOUSING STAT BV ADJ
S10171020	Premium installments receivable - due- Life
S10171030	Deferred Premium
S10190020	Reins. Recoverable on Paid Loss-Non Ledger
S10191030	REINSURANCE RECEIVABLE/PAYABLE-INTERCOMPANY-ALIC
S10200000	Policy Loans
S10227601	ACCRUED INTEREST SHORT TERM BONDS CASH EQUIV RECL
S10229200	MISCELLANEOUS INVESTMENT ACCRUED INTEREST
S10250220	Deferred Federal Income Tax Asset
S10300000	Intercompany Receivable
S10300000	INTERCOMPANY RECEIVABLE
S20010000	Life Insurance Policy Benefit Reserves
S20010010	Reserve for Accident and Health
S20010103	Reserve - MVAA
S20010104	Separate Accounts Reserves-VA/Variable
S20010114	Separate Account Liability-CARVM
S20010310	Unearned Premium - A & H
S20020300	Interest Maintenance Reserve
S20050000	Asset Valuation Reserve
S20060110	Reinsurance in Unauthorized Companies
S20090700	Agent Commission Payable, Non-Employee
S20110000	Advance Premium
S20270000	Intercompany Payable, General
S20270000	Intercompany Payable, General
S20420000	SEP ACCT-PAYABLE TO GENL ACCT

CODES
Distribution Channels	Distribution Channel Description
601	Allstate Agents
611	Master Brokerage Agencies (MBA’s)
646	Prudential
649	Balance Sheet Entries
650	Capital
699	Total Market Center

Market Center	Market Center Description
1A	Allstate Agents
1E	Master Brokerage Agencies (MBA’s)
1I	Capital
1P	Prudential
1R	Closed Annuities

Product Group	Product Group Description
Life Products
31	Interest Sensitive Life
32	Traditional Life
33	Variable Universal Life
34	Indexed Life
63	Coinsured Term & ALIC Re ROP Rider
3A	SGUL pre 2013
3B	ISL to LB Re pre 2013
3C	SGUL post 2012
3D	ISL post 2012

Annuity Products
50	Fixed Annuities - 2010
51	Fixed Annuities
52	MVA Annuities
53	Indexed Annuities
55	Variable Annuity
58	Tactician Plus
59	MVA 2009
69	Equity Indexed Annuities - 2010

00	Unallocated

Reinsurance Categories	Category Description
DB	Direct Business
DR	Direct Business Retained
AE	Assumed Business - External
CL	Ceded Business - External

Exhibit 1.b – Statutory General Ledger Coding

For purposes of commutation from Allstate Life Insurance Company, queries obtained from the general ledgers of the Company and Reinsurer were utilized to support each financial statement line item. For the avoidance of doubt, the business was identified using Codes (see listing above - Business Identification). Items noted as “All” would include any component listed in the Codes. For reference, the account numbers as of March 31, 2013 are included in the listing. Certain transactions after March 31, 2013 may utilize additional account numbers associated with the Commuted Business or the Company.

		--------SAP Profit Center--------			SAP
	Account Number	Channel	Market Center	Product Group	Reinsurance Category	Classification Method
Page 2, Line 1-4	M10010100		All Company 034			1
	M10010200		All Company 034			1
	M10011100		All Company 034			1
	M10013100		All Company 034			1
	M10013200		All Company 034			1
	M10020100		All Company 034			1
	M10020200		All Company 034			1
Page 2, Line 5	M10080000		All Company 034			1
(S-T & cash equivalents)	M10080200		All Company 034			1
	M10080400		All Company 034			1
	S10080805		All Company 034			1
	S10157501		All Company 034			1
Page 2, Line 5	M10150231		All Company 034			1
(Cash & o/s checks)	M10150257		All Company 034			1
	M10150375		All Company 034			1
	M10150376		All Company 034			1
	M10150407		All Company 034			1
	M10150574		All Company 034			1
	M10150575		All Company 034			1
	M10150576		All Company 034			1
	M10150584		All Company 034			1
	M10150585		All Company 034			1
	M10150918		All Company 034			1
	M10150919		All Company 034			1
	M10150921		All Company 034			1
	M10150922		All Company 034			1
	M10150953		All Company 034			1
	M10150954		All Company 034			1
	M10150955		All Company 034			1
	M10150956		All Company 034			1
	M10151028		All Company 034			1
	M10151029		All Company 034			1
	M10156035		All Company 034			1
	M10156096		All Company 034			1
	S10157500		All Company 034			1

		--------SAP Profit Center--------			SAP
	Account		Market	Product	Reinsurance	Classification
	Number	Channel	Center	Group	Category	Method
Page 2, Line 6	M10200000	From detail policy inventory			DB	1
	S10200000	From detail policy inventory			DB	1
Page 2, Line 8	M10160021		All Company 034			1
	S10160003		All Company 034			1
Page 2, Line 14	M10220100		All Company 034			1
	M10220500		All Company 034			1
	M10227500		All Company 034			1
	M10229200	From detail policy inventory			DB	1
	S10227601		All Company 034			1
	S10229200		All Company 034			1
Page 2, Line 15.1a	M10171020	611	1E	32	DB	1
	M10171020	611	1E	42	DB, CL	1
	M10171020	611	1E	63	DB	1
	S10171020	611	1E	32	DB	1
	S10171020	611	1E	63	DB	1
Page 2, Line 15.1b *	M10171026		All Company 034			1
(External Reinsurance)	M20060007		All Company 034			1
Page 2, Line 15.2	S10171030	611	1E	32	DB	1
	S10171030	611	1E	63	DB	1
Page 2, Line 16.1 *	M10190020		All Company 034			1
	S10190020		All Company 034			1
Page 2, Line 16.3 Ext *	M10360407		All Company 034			1
Page 2, Line 16.3 (ALIC)	M10191030		All Company 034			1
	M10191412		All Company 034			1
	S10191030		All Company 034			1
Page 2, Line 18.2	S10250220		All Company 034			1
Page 2, Line 19	M10270004	All	All	All	DB	3
	M10270005	All	All	All	DB	3
Page 2, Line 25	M10340000	611	1E	42	DB	1
	M10340000	649	1E	00	DB	1
	M10340000	699	1E	42	DB	1
	M10340003	649	1E	00	DB	3
	M10340070	611	1E	33	DB	1
Page 2, Line 27	M10330101		All Company 034			1

* Methodology to be refined for novation

		--------SAP Profit Center--------			SAP
	Account Number	Channel	Market Center	Product Group	Reinsurance Category	Classification Method
Page 3, Line 1 *	M20010000	611	1E	3A	DB	1
	M20010000	699	1E	63	DB	1
	S20010000	601	1A	50	DB	1
	S20010000	601	1A	51	DB	1
	S20010000	601	1A	53	DB	1
	S20010000	601	1A	69	DB	1
	S20010000	601	1R	51	DB	1
	S20010000	611	1E	31	DB,CL	1
	S20010000	611	1E	32	DB,AE,CL	1
	S20010000	611	1E	33	DB,CL	1
	S20010000	611	1E	34	DB,CL	1
	S20010000	611	1E	3A	DB,CL	1
	S20010000	611	1E	3C	DB,CL	1
	S20010000	611	1E	3D	DB,CL	1
	S20010000	611	1E	50	DB	1
	S20010000	611	1E	51	DB,CL	1
	S20010000	611	1E	53	DB	1
	S20010000	611	1E	63	DB,CL	1
	S20010000	611	1E	69	DB	1
	S20010000	611	1R	51	DB,AE,CL	1
	S20010000	699	1E	32	DB	1
	S20010000	699	1E	34	DB	1
	S20010000	699	1E	63	DB	1
Page 3, Line 2	M20010010	611	1E	42	DB,CL	1
	S20010010	611	1E	42	DB,CL	1
	M20010310	611	1E	42	DB,CL	1
	S20010310	611	1E	42	DB,CL	1
Page 3, Line 3	M20110107	611	1E	63	DB	1
	M20160001	611	1E	32	DB	1
	M20160001	699	1E	32	DB	1
Page 3, Line 4.1	M20010030	611	1E	31	DB,CL	1
	M20010030	611	1E	32	DB,CL	1
	M20010030	611	1E	33	DB,CL	1
	M20010030	611	1E	3A	DB,CL	1
	M20010030	611	1E	3C	DB,CL	1
	M20010030	611	1E	3D	DB,CL	1
	M20010030	611	1E	63	DB,CL	1
Page 3, Line 4.2	M20010040	611	1E	42	DB,CL	1
Page 3, Line 5	M20160100	611	1E	32	DB	1
Page 3, Line 6	M20160210	611	1E	32	DB	1
Page 3, Line 8	M20110000	611	1E	32	DB	1
	M20110000	611	1E	42	DB, CL	1
	M20110000	611	1E	63	DB	1
	S20110000	611	1E	32	DB	1
* Current coding requires manual exclusion of certain Specified Life Business return of premium riders coded to product group 63.

		--------SAP Profit Center--------			SAP

	Account		Market	Product	Reinsurance	Classification

	Number	Channel	Center	Group	Category	Method
Page 3, Line 9.4	S20020300		All Company 034			1
Page 3, Line 10	M20090600		All Company 034			1
	M20090601		All Company 034			1
	S20090700		All Company 034			1
Page 3, Line 11 *	M20090400		All Company 034			1
Page 3, Line 12	M20320000	Refer to allocation**			DB	2
	M20320064	Refer to allocation**			DB	2
Page 3, Line 13	S20420000	611	1E	33	DB	1
Page 3, Line 14	M20210104	All	All	All	DB	3
	M20210105	All	All	All	DB	3
	M20210107	All	All	All	DB	3
	M20210300	All	All	All	DB, DR	3
	M20210800	All	All	All	DB	3
	M21020002	All	All	All	DB	3
Page 3, Line 15.1	M20200200		All Company 034			1
Page 3, Line 16	M20320902	From detail policy inventory			DB	1
Page 3, Line 17	M20400407	All	All	All	DB	3
	M20400500	All	All	All	DB	3
	M20400501	All	All	All	DB	3
	M20400502	All	All	All	DB	3
	M20400504	All	All	All	DB	3

* Methodology to be refined for novation
** Allocation with further refinement to identify specific company payables.

		--------SAP Profit Center--------			SAP

	Account		Market	Product	Reinsurance	Classification

	Number	Channel	Center	Group	Category	Method
Page 3, Line 19	M19990001		All Company 034			1
	M29990100	From detail policy inventory			DB	1
	M29990152	From detail policy inventory			DB	1
	M29990154	From detail policy inventory			DB	1
	M29990200	From detail policy inventory			DB	1
	M29990252	Combination ***			DB	2
	M29990300	Combination ***			DB	2
	M29990402	Combination ***			DB	2
	M29990403	Combination ***			DB	2
	M29990430	From detail policy inventory			DB	1
	M29990456	Combination ***			DB	2
	M29990502	Combination ***			DB	2
	M29990524	From detail policy inventory			DB	1
	M29990528	Combination ***			DB	2
	M29990606	From detail policy inventory			DB	1
	M29990608	Combination ***			DB	2
	M29990621	Combination ***			DB	2
	M29990622	From detail policy inventory			DB	1
	M29990623	Combination ***			DB	2
	M29990624	Combination ***			DB	2
	M29990625	Combination ***			DB	2
	M29990626	From detail policy inventory			DB	1
	M29990627	From detail policy inventory			DB	1
	M29990628	Combination ***			DB	2
	M29990629	Combination ***			DB	2
	M29990630	From detail policy inventory			DB	1
	M29990635	Combination ***			DB	2
	M29990888	From detail policy inventory			DB	1
	M29990889	From detail policy inventory			DB	1
	M29999503	Combination ***			DB	2
Page 3, Line 21	M20400690	649	1E	00	DB	1
Page 3, Line 24.01	S20050000		All Company 034			1
Page 3, Line 24.02	S20060110		All Company 034			1
Page 3, Line 24.04	M10300000		All Company 034			1
	S10300000		All Company 034			1
	S20270000		All Company 034			1
Page 3, Line 25	M20410081	611	1E	42	DB	1
	M20490000	All	All	All	DB	3
	M21000200	All	All	All	Blank	3
	M21010000	All	All	All	Blank	3
	M21010100	All	All	All	Blank	3

*** Combination of specific identification and some level of allocation. Parties to true up any adjustments related to refined specific identification.

		--------SAP Profit Center--------			SAP

	Account		Market	Product	Reinsurance	Classification

	Number	Channel	Center	Group	Category	Method
Page 3, Line 27	S20010103	601	1A	52	DB	1
	S20010103	601	1A	58	DB	1
	S20010103	601	1A	59	DB	1
	S20010103	611	1E	52	DB	1
	S20010103	611	1E	58	DB	1
	S20010103	611	1E	59	DB	1
	S20010104		All Company 034			1
	S20010114	All Company 034				1

Exhibit 2

Exhibit 2 provides the inventory of principal assumptions utilized in preparing the LBL Balance Sheet after Commutation.  As used below, the Company is sometimes referred to as “LBL” and Reinsurer is sometimes referred to as “ALIC.”

Each financial statement line item included in the Commutation Balance Sheet and LBL Balance Sheet after Commutation is measured according to the following classification method, as specified in the table below:

(1)      Amount is specifically identifiable to the Commuted Business or the amount is calculated as a function of the Commutation and therefore specifically identifiable to the Commuted Business.

(2)      Specifically identifiable balances and an allocation for balances not specifically identifiable.

(3)      Amount represents the entire obligation of the Company or right to an asset of the Company to/from an external party to the Company.

For the Commutation items included in Column 8, the Company and Reinsurer will settle those amounts in accordance with Article III of the Agreement.

A schedule, included as Exhibit 1a, is provided of product groups, market centers, channels and reinsurance categories, collectively “Codes”, accessed through queries obtained from the general ledgers of the Company and Reinsurer in support of each financial statement line item.  For the avoidance of doubt, the business is identified using Codes.  For reference, the account numbers as of March 31, 2013 that relate to those Codes are included in the listing. Certain transactions after March 31, 2013 may utilize additional account numbers associated with the product groups, market centers and channels associated with the Commuted Business or the Company.

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes
Page 2 – Assets
1 – 4 – Invested assets

1

Commutation Balance Sheet Column 1 and Mark to Market Impact column sourced from list of actual assets to be transferred as Commutation Consideration. The Invested Assets to separate account in Commutation Balance Sheet Column 1 equals IL basis market value adjusted annuity (“MVAA”) book value reserve held on ALIC books as of Commutation date. Mark to market impacts determined utilizing fair value valuation policies consistent with Reinsurer’s existing practices as disclosed in the statutory audited financial statement.

5 – Short-term investments and cash equivalents

1

Comprised of: Commutation cash in the amount needed to balance assets transferred (equal to Invested Assets line 1-4 plus Contract Loans plus Investment Income Due and Accrued plus Accrued Policy Loan Interest plus Invested Assets From Separate Account) to reserves (equal to liabilities lines 1-

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes

4 plus unearned investment income plus liabilities from separate account) transferred at the Commutation effective date (Column 1), plus cash of the Company prior to Commutation (Column 10).

Includes short term investments and cash equivalents.

5 – Cash and outstanding checks	1 Includes all cash accounts which includes LBL outstanding checks
6 – Contract loans	1 Policy loans are calculated at a seriatim level and sourced to the general ledger from the policy administration systems.
8 – Other invested assets	1 Balance attributable to low income housing tax credit investment on LBL entity.
14 – Investment income due and accrued	1 Column 1 sourced from contemplated asset lists shared with the Company reflecting current expectations of assets to be transferred.
14 – Accrued policy loan interest	1 Policy loan interest is calculated at a seriatim level and sourced to the general ledger from the policy administration systems.
15.1 – Uncollected premiums

1

Premium is sourced from Cyberlife administration system program that compares paid-to-date to the valuation date, in relation to premium mode.

Loading is sourced from a Valuation program interfaced directly to the ledger.

Reinsurance premium payable is tracked at a policy/reinsurance treaty level and booked at a product/channel level.

Commutation amounts shown in Transfer of Working Capital Column 8.

15.2 – Deferred premiums

1

Premium is sourced from the Cyberlife administration system program that reflects premiums from valuation date to next anniversary date that is neither collected or due.

Loading is sourced from a Valuation program interfaced directly to the ledger.

Commutation amounts shown in Transfer of Working Capital Column 8.

16.1 – Amounts recoverable from reinsurers	1 N/A – No balances expected under commutation.
16.3 – Other amounts receivable under reinsurance contracts - others	1 N/A – No balances expected under commutation.
16.3 - Other amounts receivable under reinsurance contracts – ALIC

1

Represents expense allowances receivable from ALIC. Transfer of Working Capital Column 8 amount equals the net of all assets and liabilities in this column such that the net surplus impact from Column 8 equals zero.

For amounts in Column 10, a general ledger program that automatically reinsures account activity between LBL and ALIC.

18.2 – Net deferred tax asset	1 For purposes of the Commutation, determined as a formula prior to giving effect to tax attribute reductions associated with unified loss rule impacts of any

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes

potential LBL sale. The admitted DTA in Column 12 is sourced from the LBL Balance Sheet in Column 10 plus the admitted DTA in the Establish DTA, Column 7. The cap is of admitted DTA in Column 7 is calculated as 15% multiplied by (i) capital and surplus in Column 12 less (ii) the Admitted DTA in Column 12; less the Admitted DTA in Column 10.

19 – Guaranty funds receivable or on deposit

1

Represents guaranty fund amounts to be taken as credits on Company’s future premium tax returns.

The receivable based on paid assessments is sourced from the Tax Department based on expected tax offsets that can be taken on future premium tax returns.

The receivable based on accrued assessments is calculated from an internally developed database that tracks the Company’s exposure to current insolvencies.

Commutation amounts shown in Transfer of Working Capital Column 8.

25 – Aggregate write-ins

a.     1 – Third party administrator (‘TPA”) feed - receivable related to Long Term Care business.

b.     2- Fund manager payments - Variable Life fund manager fees receivable – balance averages $200,000 to $250,000 at each quarter end. The balance is allocated by channel with 57% being allocated to MBA. When the VL Separate Account is separated post Commutation, the fees will be specifically identifiable.

c.     3 - Premium tax refund receivable.

Commutation amounts shown in Transfer of Working Capital Column 8.

27 – Separate account assets

1

If Nebraska requires MVAAs to be placed into the separate account, assets with a market value equal to the minimum reserve value held in the separate account for MVAAs or as otherwise required by the state of Nebraska will be transferred from the total of investment assets in lines 1-4.

Page 3 – Liabilities
1 – Aggregate reserve for life contracts

1

Reserves commuted are calculated at a seriatim level and recorded by plan code in the general ledger, therefore, the balances related to commutation are determined on a specific identification basis.

The Commutation Balance Sheet reflects the net of the Company’s direct, assumed and ceded reserves.

2 – Aggregate reserve for accident and health contracts

1

Reserves are calculated by Third Party Administrator at a seriatim level and recorded by plan code in the general ledger, therefore, the balances related to commutation are determined on a specific identification basis.

The Commutation Balance Sheet reflects the net of the Company’s direct and ceded reserves.

3 – Liability for deposit-type contracts

1

Dividend Deposits & Premium Deposit funds are calculated at a seriatim level recorded in the general ledger by product/channel, therefore, the balances related to commutation are determined on a specific identification basis.

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes
The Commutation Balance Sheet reflects the net of the Company’s direct and ceded reserves.
4 – Contract claims

1

Pending claim reserves are sourced from the claims system.

IBNR is calculated by valuation actuaries and is based on an actuarial experience study and recorded at a product/channel level as determined utilizing valuation procedures consistent with Reinsurer’s practices for Reinsurer’s retained business as updated from time to time.

The Commutation Balance Sheet reflects the net of the Company’s direct, assumed and ceded claims. Contract claim liabilities will be transferred to the extent Company is responsible for paying claims after the Commutation effective date regardless of claim incurred date.

5 – Dividends and coupons due and unpaid

1

Policyholder dividend information is booked manually based on section CKVL52TV of the VL52NE Cyberlife Detail Value report sourced from Cyberlife, and is available at a policy level by plan code.

The Commutation Balance Sheet reflects the net of the Company’s direct and ceded dividends.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

6.1 – Dividends apportioned for payment

1

Policyholder dividend information is booked manually based on section CKVL52TV the VL52NE Cyberlife Detail Value report sourced from Cyberlife and is available at a policy level by plan code.

The Commutation Balance Sheet reflects the net of the Company’s direct and ceded dividends.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

8 – Premiums received in advance

1

Premium is sourced from the Cyberlife administration system program that compares paid-to-date to the valuation date, in relation to premium mode.

The Commutation Balance Sheet reflects the net of the Company’s direct and ceded premiums received in advance.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

9.4 – or Asset Page if Negative - Interest Maintenance Reserve

1

Interest Maintenance Reserve (“IMR”) is comprised of:

1.     IMR of the Company calculated as per the statutory statement prior to the Commutation, Column 10; plus

2.     Column 3, historical unamortized IMR balance related to business Commuted from Reinsurer calculated as of the Commutation date and calculated as the ratio of the average amount of reserves to be

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes

Commuted – the average is calculated using a simple average of December 31, 2012 amounts and Commutation date amounts divided by 2 and then divided by the simple average of the total reserves of Reinsurer on those same dates as per the statutory statement of Reinsurer divided by 2 (reserves exclude MVAAs since those reserves were held in a market value separate account not subject to IMR through most of the life of the business); plus

3.              Column 2, IMR generated by Reinsurer attributable to specific assets transferred at the time of Commutation to be held in the Company’s general account—equal to (i) 65% of the fair value less statutory book value of assets transferred subject to IMR less (ii) Column 4, IMR associated with assets transferred to the separate account if MVAAs are held in the separate account.

All portions of the IMR are amortized into income based on their separate amortization schedules.

10 – Commissions due and accrued	Not included in Commutation Balance Sheet. Per SSAP 61, this liability remains with the Company. Callidus and Ralie feed general ledger. Also includes manual accruals associated with bonus programs.
11- Commissions and expense allowances on reinsurance assumed	Not included in Commutation Balance Sheet. Amounts are tracked at a policy/reinsurance treaty level via TAI and booked at a product/channel level.
12 – General expenses due or accrued	2 Includes expenses payable by the Company. Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.
13 – Transfers to Separate Accounts

1

Ledger balances are recorded at the appropriate product /channel level. Balances result from VUL Commissioner’s Reserve Valuation Method (“CRVM”) as provided in Appendix A-820 Minimum Life and Annuity Reserve Standards, of the NAIC Accounting Practices and Procedures Manual. The balance is calculated based on the excess of fair value of assets over the statutory minimum reserve required CRVM in the Separate account.

The Commutation Balance Sheet reflects the net of the Company’s direct and ceded transfers to separate accounts.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

14 – Taxes, licenses and fees due and accrued

3

Represents a Company obligation; entire amount transferred to Company as of the Commutation Effective Date.

The accrual is calculated from an internally developed database that tracks the Company’s exposure to industry insolvencies based on the annual insolvency cost report received from the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes
Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.
15.1 – Current federal income tax payable

1

Specifically identified – arising from Commutation. Equal to (i) 35% multiplied by the statutory gain or loss on reinsurance Commutation and (ii) 35% multiplied by the statutory reserves as represented in Annual Statement Page 3 lines 1-4 and 13 less associated tax reserves.

16 – Unearned investment income

1

General ledger feed from Cyberlife policy administration systems at a product/channel level - sourced from the general ledger. Amounts relate to Policy Loans or other investments in the Commutation Balance Sheet.

17 – Amounts withheld

3

Represents a Company obligation; entire amount transferred to Company as of the Commutation Effective Date.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

19 – Remittances and items not allocated

2

Comprised of inbound and outbound suspense accounts. Transactions are initially recorded to a non-descript product/channel and later cleared to the appropriate product/channel level.

To identify the product/channel splits, the information included in the Excel files supporting the account reconciliations is utilized.

The files contain seriatim listings by policy number of outstanding transactions. The policy numbers are compared to the valuation database to extract the corresponding product/channel.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

21 – Liability for benefits for employees and agents

1

Deferred agent compensation plan associated with the MBA channel. Amounts booked from reports received from TPA.

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

24.01 – Asset Valuation Reserve

1

Asset Valuation Reserve – Column 5

a.              AVR worksheet used in the Company’s filed statutory statement utilized to calculate the ending AVR

b.              Asset values less assets transferred to market value adjusted annuity separate account added to worksheet and the AVR recalculated

24.02 – Reinsurance in unauthorized companies	Not included in Commutation Balance Sheet. Reserves ceded to Lincoln Benefit Reinsurance Company. Reserves are calculated at a seriatim level and recorded by plan code.
24.04 – Payable to parent,	1

Accounting Principles LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to Commutation.
Financial Statement Line Item	Commutation Classification Method, Assumptions Utilized and Additional Notes
subsidiaries and affiliates	Not included in Commutation Balance Sheet.
25 – Aggregate write-ins for liabilities

Abandoned property and Accounts Payable represent Company obligations; therefore the entire amounts were transferred to Company as of the Commutation Effective Date.

•                  3 - Abandoned property – Tracker system

•                  1 - Long-term Care payable - TPA

•                  3 - Accounts Payable - Accounts payable invoices reviewed to ensure that amounts represent Company payable amounts

Amounts transferred under the commutation are shown in Transfer of Working Capital Column 8.

27 – Separate account liabilities

1

If MVAAs are transferred to the separate account, the reserves are specifically identified. Column 4, minimum reserve set equal to book value of market value adjusted annuity reserve determined under Illinois SAP plus positive or negative IMR transferred to the separate account as a result of the Commutation as defined in IMR paragraph 3 above.

Other

Include other amounts, whether positive or negative, not contemplated in Exhibit 2 associated with the Commuted Business as identified consistent with the business identification methods outlined for the Commuted Business herein.

COMMUTATION ANNEX B

Form of Omnibus Assignment

[Attached]